Exhibit 10.20

EXECUTION VERSION

AMENDMENT NO. 4 TO SENIOR SECURED SECOND LIEN CREDIT AGREEMENT

AMENDMENT NO. 4 TO SENIOR SECURED SECOND LIEN CREDIT AGREEMENT (this “Amendment No. 4”), dated as of January 12, 2021, by and among PROJECT ANGEL HOLDINGS, LLC, a Delaware limited liability company (“Initial Borrower”), PROJECT ANGEL INTERMEDIATE HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), MERIDIANLINK, INC., a California corporation (“ML Target”, and together with Initial Borrower, each a “Borrower” and collectively the “Borrowers”), each lender from time to time party thereto and DBD CREDIT FUNDING LLC, as administrative agent and collateral agent (the “Administrative Agent”). All capitalized terms used herein (including in this preamble) and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

PRELIMINARY STATEMENTS

WHEREAS, the Borrowers have entered into that certain Senior Secured Second Lien Credit Agreement, dated as of May 31, 2018, among the Borrowers, Holdings, the lenders party thereto from time to time (collectively, the “Lenders” and each individually, a “Lender”), and the Administrative Agent (as amended by (i) that certain Amendment No. 1 to Senior Secured Second Lien Credit Agreement, dated as of July 3, 2018, (ii) that certain Limited Waiver to Senior Secured Second Lien Credit Agreement dated as of December 21, 2018, (iii) that certain Amendment No. 2 to Senior Secured Second Lien Credit Agreement, dated as of June 27, 2019, (iv) that certain Amendment No. 3 to Senior Secured Second Lien Credit Agreement, dated as of October 7, 2019, and as further amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”);

WHEREAS, the parties have requested that the Credit Agreement be amended as set forth herein (the Credit Agreement, as amended by this Amendment No. 4, the “Amended Credit Agreement”);

WHEREAS, each Lender that executes and delivers a consent and executed signature page to this Amendment No. 4 will be deemed to have agreed to the terms of this Amendment No. 4 and the Amended Credit Agreement;

WHEREAS, each Loan Party party hereto (collectively, the “Reaffirming Parties”, and each, a “Reaffirming Party”) expects to realize substantial direct and indirect benefits as a result of this Amendment No. 4 becoming effective and the consummation of the transactions contemplated hereby and agrees to reaffirm its obligations under the Credit Agreement, the Collateral Documents, and the other Loan Documents to which it is a party.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is acknowledged by each party hereto, it is agreed:

SECTION 1. CERTAIN DEFINITIONS Capitalized terms used (including in the preamble and recitals hereto) but not defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement. As used in this Amendment No. 4:

“Amended Credit Agreement” is defined in the second recital hereto.

“Amendment No. 4” is defined in the preamble hereto.

“Amendment No. 4 Effective Date” means the date on which the conditions set forth in Section 5 of this Amendment No. 4 are satisfied or waived.

“Credit Agreement” is defined in the first recital hereto.

“Lenders” is defined in the first recital hereto.

“Reaffirming Parties” is defined in the fourth recital hereto.

SECTION 2. AMENDMENT TO CREDIT AGREEMENT The Borrowers, Holdings, the Lenders party hereto (comprising Required Lenders on the date hereof), the Administrative Agent and the other parties party hereto agree that on the Amendment No. 4 Effective Date:

A. Section 1.01 of the Credit Agreement shall hereby be amended by adding the following new defined term in the proper alphabetical place:

“Amendment No. 4 Effective Date” means January 12, 2021.

B. Section 6.01 of the Credit Agreement shall hereby be amended by amending and restating the first parenthetical set forth in clause (a) thereof in its entirety to read as follows:

“(or 180 days in the case of the fiscal year ending December 31, 2017, 270 days in the case of the fiscal year ending December 31, 2018 and 150 days in the case of the fiscal year ending December 31, 2020; provided that, for the Fiscal Year ending December 31, 2018, the Target Standalone Annual Financials (as defined below) shall be delivered within 180 days).”

SECTION 3. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT On and after the Amendment No. 4 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or text of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment No. 4. This Amendment No. 4 shall for all purposes constitute a “Loan Document” under and as defined in the Credit Agreement and the other Loan Documents.

SECTION 4. REPRESENTATIONS & WARRANTIES In order to induce the Lenders and the Administrative Agent to enter into this Amendment No. 4, each Loan Party hereby represents and warrants to the Lenders and the Administrative Agent on and as of the Amendment No. 4 Effective Date, after giving effect to this Amendment No. 4:

(a)

Each of the representations and warranties made by any Loan Party set forth in Article V of the Credit Agreement or in any other Loan Document shall be true and correct in all material respects (provided that, any representation and warranty that is qualified by “materiality,” “material adverse effect” or similar language shall be true and correct in all respects (after giving effect to any such qualification therein)) on and as of the Amendment No. 4 Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects (or if any such representation and warranty is qualified by “materiality,” “material adverse effect” or similar language, shall be true and correct in all respects (after giving effect to any such qualification therein)) on and as of such earlier date); provided that all references in the representations set forth in Sections 5.01, 5.02, 5.03, 5.04, 5.06, 5.12, 5.13, 5.14 and 5.19 of the Credit Agreement to “Loan Documents” shall be deemed to be references to this Amendment No. 4 and the other Loan Documents (including the Credit Agreement) as amended by this Amendment No. 4.

(b)	This Amendment No. 4 has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by each Loan Party that is party thereto. This

Amendment No. 4 constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms, subject as to enforceability to the effect of applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws relating to or affecting creditor’s rights generally, and the effect of general principles of equity, whether applied by a court of law or equity.

SECTION 5. CONDITIONS PRECEDENT. This Amendment No. 4 shall become effective as of the first date (the “Amendment No. 4 Effective Date”) when each of the conditions set forth in this Section 5 shall have been satisfied:

(a)

The Administrative Agent shall have received (i) a duly authorized, executed and delivered counterpart of the signature page to this Amendment No. 4 from each Loan Party named on the signature pages hereto, the Administrative Agent and the Lenders constituting Required Lenders, and (ii) a duly executed, delivered and effective Fourth Amendment and Incremental Facility Amendment to the First Lien Credit Agreement.

(b)

Each of the representations and warranties made by any Loan Party set forth in Section 4 hereof shall be true and correct in all material respects (provided that, any representation and warranty that is qualified by “materiality,” “material adverse effect” or similar language shall be true and correct in all respects (after giving effect to any such qualification therein)) on and as of the Amendment No. 4 Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects (or if any such representation and warranty is qualified by “materiality,” “material adverse effect” or similar language, shall be true and correct in all respects (after giving effect to any such qualification therein)) on and as of such earlier date) and except that for purposes of this clause (b), the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b), respectively, of the Credit Agreement.

SECTION 6. [RESERVED].

SECTION 7. REAFFIRMATION. (a) To induce the Lenders and the Administrative Agent to enter into this Amendment No. 4, each of the Loan Parties hereby acknowledges and reaffirms its obligations under each Loan Document to which it is a party, including, without limitation, any grant, pledge or collateral assignment of a lien or security interest, as applicable, contained therein, in each case as amended, restated, amended and restated, supplemented or otherwise modified prior to or as of the date hereof (including as amended pursuant to this Amendment No. 4) (collectively, the “Reaffirmed Documents”). Each Borrower acknowledges and agrees that each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall not be impaired or limited by the execution or effectiveness of this Amendment No. 4.

(b)

In furtherance of the foregoing Section 7(a), each Loan Party, in its capacity as a Guarantor under any Guaranties to which it is a party (in such capacity, each a “Reaffirming Loan Guarantor”), reaffirms its guarantee of the Obligations under the terms and conditions of such Guaranties and agrees that such Guaranties remain in full force and effect to the extent set forth in such Guaranties and after giving effect to this Amendment No. 4, and is hereby ratified, reaffirmed and confirmed. Each Reaffirming Loan Guarantor hereby confirms that it consents to the terms of this Amendment No. 4 and the Amended Credit Agreement. Each Reaffirming Loan Guarantor hereby (i) acknowledges and agrees that its Guaranties and each of the Loan

Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall not be impaired or limited by the execution or effectiveness of this Amendment No. 4, (ii) acknowledges and agrees that it will continue to guarantee to the fullest extent possible in accordance with the Loan Documents the payment and performance of all Obligations under each of the Loan Documents to which it is a party (including all such Obligations as amended and/or reaffirmed pursuant to this Amendment No. 4) and (iii) acknowledges, agrees and warrants for the benefit of the Administrative Agent and each other Secured Party that there are no rights of set-off or counterclaim, nor any defenses of any kind, whether legal, equitable or otherwise, that would enable such Reaffirming Loan Guarantor to avoid or delay timely performance of its obligations under the Loan Documents.

(c)

In furtherance of the foregoing Section 7(b), each of the Loan Parties that is party to any Collateral Document, in its capacity as a “grantor”, “pledgor” or other similar capacity under such Collateral Document (in such capacity, each a “Reaffirming Grantor”), hereby acknowledges that it has reviewed and consents to the terms and conditions of this Amendment No. 4 and the transactions contemplated hereby. In addition, each Reaffirming Grantor reaffirms the security interests granted by such Reaffirming Grantor under the terms and conditions of the Collateral Documents (in each case, to the extent a party thereto) to secure the Obligations (including all such Obligations as amended and/or reaffirmed pursuant to this Amendment No. 4) and agrees that such security interests remain in full force and effect and are hereby ratified, reaffirmed and confirmed. Each Reaffirming Grantor hereby (i) confirms that each Collateral Document to which it is a party or is otherwise bound and all Collateral encumbered thereby will continue to secure, to the fullest extent possible in accordance with the Collateral Documents, the payment and performance of the Obligations and the Secured Obligations (as defined in the Collateral Documents) (including all such Obligations and Secured Obligations (as defined in the Collateral Documents) as amended and/or reaffirmed pursuant to this Amendment No. 4, as the case may be, including without limitation the payment and performance of all such applicable Obligations and Secured Obligations (as defined in the Collateral Documents) that are joint and several obligations of each Guarantor and each Reaffirming Grantor now or hereafter existing, (ii) confirms its respective grant to the Collateral Agent for the benefit of the Secured Parties of the security interest in and continuing Lien on all of such Reaffirming Grantor’s right, title and interest in, to and under all Collateral, in each case whether now owned or existing or hereafter acquired or arising and wherever located, as collateral security for the prompt and complete payment and performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all applicable Obligations and Secured Obligations (as defined in the Collateral Documents) (including all such Obligations and Secured Obligations (as defined in the Collateral Documents) as amended and/or reaffirmed pursuant to this Amendment No. 4, subject to the terms contained in the applicable Loan Documents, (iii) confirms its respective pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Collateral Documents to which it is a party.

(d)

Each Guarantor (other than the Initial Borrower) acknowledges and agrees that (i) such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to this Amendment No. 4 and (ii) nothing in the Credit Agreement, this Amendment No. 4 or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendment, consent or waiver of the terms of the Credit Agreement.

SECTION 8. MISCELLANEOUS PROVISIONS.

(a)	Ratification. This Amendment No. 4 is limited to the matters specified herein and shall not constitute acceptance or waiver, or, to the extent not expressly set forth herein, an amendment or modification, of any other provision of the Credit Agreement or any other Loan Document. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or any other Loan Document or instruments securing the same, which shall remain in full force and effect as modified hereby or by instruments executed concurrently herewith, and each of the parties hereto acknowledges and agrees that the terms of this Amendment No. 4 constitute an amendment of the terms of pre-existing Indebtedness and the related agreement, as evidenced by the Amended Credit Agreement.

(b)

Governing Law; Jurisdiction; Etc.; Submission to Jurisdiction, Service of Process, Waiver of Venue, Waiver of Jury Trial, Etc. Sections 10.17 and 10.18 of the Credit Agreement are incorporated by reference herein as if such Sections appeared herein, mutatis mutandis.

(c)	Severability. Section 10.14 of the Credit Agreement is incorporated by reference herein as if such Section appeared herein, mutatis mutandis.

(d)

Counterparts; Headings. This Amendment No. 4 may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment No. 4 by telecopy or other electronic transmission (including in .pdf format) shall be effective as delivery of a manually executed counterpart of this Amendment No. 4. Article and Section headings used herein are for convenience of reference only, and are not part of this Amendment No. 4 and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment No. 4

(e)	Amendment, Modification and Waiver. This Amendment No. 4 may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each of the parties hereto.

[Remainder of page intentionally blank; signatures begin next page]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed by their respective authorized officers as of the date first above written.

PROJECT ANGEL HOLDINGS, LLC, as Initial Borrower

By:	/s/ Chad Martin

Name: Chad Martin
Title: Chief Financial Officer

PROJECT ANGEL INTERMEDIATE HOLDINGS, LLC, as Holdings

By:	/s/ Chad Martin

Name: Chad Martin
Title: Chief Financial Officer

MERIDIANLINK, INC., as a Borrower

By:	/s/ Chad Martin

Name: Chad Martin
Title: Treasurer

PROFESSIONAL CREDIT REPORTING, INC.

By:	/s/ Chad Martin

Name: Chad Martin
Title: Chief Financial Officer

ML EAST ACQUISITION SUBSIDIARY, INC.

By:	/s/ Chad Martin

Name: Chad Martin
Title: Treasurer

[Signature Page to Amendment No. 4 to Senior Secured Second Lien Credit Agreement]

TELEDATA COMMUNICATIONS, INC. A New York corporation

By:	/s/ Chad Martin

Name: Chad Martin
Title: Chief Financial Officer

MERIDIANLINK WHOLESALE DATA, LLC A Delaware limited liability company

By:	/s/ Chad Martin

Name: Chad Martin
Title: Chief Financial Officer

DBD CREDIT FUNDING LLC, as Administrative Agent and Collateral Agent

By:	/s/ Scott Silvers

Name: Scott Silvers
Title: Authorized Signatory

DBDB FUNDING LLC, as a Lender

By:	/s/ Scott Silvers

Name: Scott Silvers
Title: Authorized Signatory

FORTRESS CREDIT OPPORTUNITIES VII CLO LIMITED, as a Lender

By: FCO VII CLO CM LLC, its collateral manager

By:	/s/ Scott Silvers

Name: Scott Silvers
Title: Authorized Signatory

FORTRESS CREDIT OPPORTUNITIES IX CLO LIMITED, as a Lender

By: FCOD CLO Management LLC, its collateral manager

By:	/s/ Scott Silvers

Name: Scott Silvers
Title: Authorized Signatory

[Signature Page to Amendment No. 4 to Senior Secured Second Lien Credit Agreement]

FORTRESS CREDIT OPPORTUNITIES XI CLO LIMITED, as a Lender

By: FCOD CLO Management LLC, its collateral manager

By:	/s/ Scott Silvers

Name: Scott Silvers
Title: Authorized Signatory

DRAWBRIDGE SPECIAL OPPORTUNITIES FUND LP, as a Lender

By: Drawbridge Special Opportunities GP LLC, its general partner

By:	/s/ Scott Silvers

Name: Scott Silvers
Title: Authorized Signatory

[Signature Page to Amendment No. 4 to Senior Secured Second Lien Credit Agreement]